SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 13, 2012

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2012, Pacific Ethanol, Inc. (the “Company”) entered into Agreements for Purchase and Sale of Units in New PE Holdco LLC (“Agreements”) dated as of June 21, 2012 with various holders (“Sellers”) of ownership interests in New PE Holdco LLC. Under the terms of the Agreements, the Company agreed to purchase from the Sellers an aggregate of approximately 33% of the outstanding ownership interests in New PE Holdco LLC for approximately $20.0 million, payable at least $10.0 million in cash and the balance in principal amount of Senior Unsecured Notes (“Notes”) issued to the Sellers. The Sellers are Credit Suisse Securities (USA) LLC, Continental Casualty Company, Wexford Catalyst Investors LLC, Wexford Spectrum Investors LLC, Debello Investors LLC and Candlewood Special Situations Fund L.P.

The acquisition of ownership interests in New PE Holdco LLC closed on July 13, 2012, increasing the Company’s ownership in New PE Holdco LLC to 67.025%.

The terms of the Agreements and the Notes were briefly described in a Current Report on Form 8-K filed by the Company on June 27, 2012 (the “Initial Form 8-K”). The description of the terms of the Agreements and the Notes in the Initial Form 8-K is incorporated herein by reference, which is qualified in its entirety to the full text of those documents, each of which is incorporated by reference or filed as an exhibit to this Current Report on Form 8-K. Readers should review those documents for a complete understanding of the terms and conditions of the acquisition of ownership interests in New PE Holdco LLC.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 13, 2012, the Company acquired from the Sellers approximately 33% of the outstanding ownership interests in New PE Holdco LLC. New PE Holdco LLC owns four ethanol production facilities located in Madera, California; Boardman, Oregon; Burley, Idaho; and Stockton, California. The description of the acquisition of ownership interests in New PE Holdco LLC in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety into this Item 2.01 by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 13, 2012, the Company issued Notes to the Sellers in the aggregate principal amount of $10.0 million in connection with the acquisition of ownership interests in New PE Holdco LLC. The description of the acquisition of ownership interests in New PE Holdco LLC and the Notes in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety into this Item 2.03 by this reference.

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Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Number	Description
10.1	Form of Agreement for Purchase and Sale of Units in New PE Holdco LLC dated as of June 21, 2012 (1)(*)
10.2.	Form of Senior Unsecured Note dated July 13, 2012 (2)(*)

(1)	Filed as exhibit 10.1 to the Current Report on Form 8-K for June 27, 2012 as filed with the Securities and Exchange Commission on June 27, 2012.
(2)	Filed herewith.
(*)	All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2012	PACIFIC ETHANOL, INC.

By: /S/ BRYON T. MCGREGOR
Bryon T. McGregor
Chief Financial Officer

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EXHIBITS FILED WITH THIS REPORT

10.2          Form of Senior Unsecured Note dated July 13, 2012

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